UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2017 (June 29, 2017)

Blue Sphere Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-55127	98-0550257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 McCullough Drive, 4th Floor, Charlotte, North Carolina 28262

(Address of principal executive offices) (Zip Code)

704-909-2806

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report, all references to the terms “we”, “us”, “our”, “Blue Sphere” or the “Company” refer to Blue Sphere Corporation and its direct and indirect wholly-owned subsidiaries, unless the context clearly requires otherwise.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include, but are not limited to, statements regarding the anticipated impact of certain events on the Company’s financial statements. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, as well as the Company’s expectations, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing of information or financial statements with the Securities and Exchange Commission. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Item 1.01

Entry Into a Material Definitive Agreement

The Udine, Italy Acquisition

On June 29, 2017, we entered into a Share Purchase Agreement (the “Udine SPA”) with PRONTO VERDE A.G. (the “Seller”), relating to the purchase of one hundred percent (100%) of the share capital of FUTURIS PAPIA S.r.l., a limited liability company organized under the laws of Italy (the “Udine SPV”), which owns and operates a 0.995 Kw plant for the production of electricity from vegetal oil located in Udine, Italy.

The closing in relation to the Udine SVP (the “Udine Closing”) shall be on or before July 15, 2017, and any such closing is subject to specified conditions precedent including, but not limited to, consummation of an acquisition of all share capital of the Udine SPV by the Seller from the owners of the Udine SPV, and receipt of consent from the lender and confirmation to accept repayment of the Udine Loan (defined below).

We agreed to pay an aggregate purchase price of two million three hundred fifty-eight thousand euros (€2,358,000) (approximately US $2,673,000) for the Udine SPV (the “Udine Purchase Price”), subject to an adjustment formula accounting for the Udine SPV’s net financial position, net working capital, and certain net receivables, to be calculated on the basis of the Udine SPV’s interim financial statement at the Udine Closing. The Udine Purchase Price will be paid to the Seller at the Udine Closing, less (a) one million two hundred ninety thousand euros (€1,290,000) (approximately US $1,462,000) to repay the balance of a mortgage loan on the Udine SPV (the “Udine Loan”); (b) a brokerage fee payable by the Seller in the amount of one hundred thousand euros (€100,000) (approximately US $113,000); and (c) one hundred thousand euros (€100,000) (approximately US $113,000) to be held in escrow. The balance thereafter payable, if any, to the Seller will be paid by September 30, 2017, including one hundred fifty thousand euros (€150,000) (approximately US $179,000) payable by the Udine SPV. The Udine Purchase Price is subject to post-closing adjustment, to be calculated on the basis of the Udine SPV’s final closing financial statements, as audited.

The foregoing is only a brief description of the material terms of the Udine SPA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and is qualified in its entirety by reference to such exhibit.

The Cantu, Italy Acquisition

Also on June 29, 2017, we entered into a Share Purchase Agreement (the “Cantu SPA”) with the Seller, relating to the purchase of one hundred percent (100%) of the share capital of ENERGYECO S.r.l., a limited liability company organized under the laws of Italy (the “Cantu SPV”), which owns and operates a 0,990 Kw plant for the production of electricity from vegetal oil located in Cantù, Italy.

The closing in relation to the Cantu SVP (the “Cantu Closing”) shall be on or before September 27, 2017, and any such closing is subject to specified conditions precedent including, but not limited to, consummation of an acquisition of all share capital of the Cantu SPV by the Seller from the owners of the Cantu SPV, delivery of audited closing financial statements of the Cantu SPV by Seller, and receipt of consent from the lenders and confirmation to accept repayment of the Cantu Loans (defined below).

We agreed to pay an aggregate purchase price of two million two hundred thousand euros (€2,200,000) (approximately US $2,490,000) for the Cantu SPV (the “Cantu Purchase Price”), subject to an adjustment formula accounting for the Cantu SPV’s net financial position, net working capital, and certain net receivables, to be calculated on the basis of the Cantu SPV’s audited closing financial statement at the Cantu Closing. The Cantu Purchase Price will be paid to the Seller at the Cantu Closing, less (a) an amount of one hundred fifty thousand euros (€150,000) (approximately US $179,000) to be paid by us on or before July 13, 2017 and held in escrow, which will be reimbursed should the Cantu Closing not occur due to Seller’s breach or in the event that a condition precedent to closing does not materialize; (b) one million ten thousand two hundred and eighty euros (€1,010,280) (approximately US $1,145,000) to repay the balance of two loans payable by the Cantu SPV (the “Cantu Loans”); (c) a brokerage fee payable by the Seller in the amount of sixty thousand euros (€60,000) (approximately US $68,000); and (d) one hundred thousand euros (€100,000) (approximately US $113,000) to be held in escrow. The Cantu Purchase Price is subject to post-closing adjustment, if any, to be calculated on the basis of the Cantu SPV’s final closing financial statements, adjusted for the period between when the Cantu Purchase Price is calculated and date that the Cantu Closing occurs, as audited.

The foregoing is only a brief description of the material terms of the Cantu SPA, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference, and is qualified in its entirety by reference to such exhibit.

Item 9.01

Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

(d) Exhibits.

10.01

Share Purchase Agreement relating to the purchase of 100% of the share capital of FUTURIS PAPIA S.r.l., dated June 29, 2017, by and between Blue Sphere Corporation and Pronto Verde A.G.

10.02

Share Purchase Agreement relating to the purchase of 100% of the share capital of ENERGYECO S.r.l., dated June 29, 2017, by and between Blue Sphere Corporation and Pronto Verde A.G.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Sphere Corporation

Dated: July 5, 2017	By:	/s/ Shlomi Palas
Shlomi Palas
President and Chief Executive Officer